                                                                   EXHIBIT 10(g)




                         LIBERTY NATIONAL BANCORP, INC.

                              AMENDED AND RESTATED

                     MANAGEMENT INCENTIVE COMPENSATION PLAN



                                  JANUARY 1992

                         LIBERTY NATIONAL BANCORP, INC.

                     MANAGEMENT INCENTIVE COMPENSATION PLAN


                               TABLE OF CONTENTS



  Article                                                                Page
  -------                                                                ----

ARTICLE I      OBJECTIVES ............................................      1

ARTICLE II     DEFINITIONS............................................      2

ARTICLE III    ADMINISTRATION OF THE PLAN.............................      4

ARTICLE IV     PARTICIPANT ELIGIBILITY................................      6

ARTICLE V      PAYMENT TO PARTICIPANTS................................      7

ARTICLE VI     DETERMINATION OF ANNUAL AWARD FUND.....................      8

     TABLE I   Target Annual Award Fund...............................      8

ARTICLE VII    ALLOCATION OF ANNUAL INCENTIVE AWARD FUND..............      9

     TABLE II  Annual Incentive Compensation Award....................     10

ARTICLE VIII   DETERMINATION OF LONGER-TERM AWARD FUND................     13

     TABLE III Overlapping Three-Year Award Cycles....................     13

     TABLE IV  Longer-Term Plan Award Schedules.......................     14

ARTICLE IX     MISCELLANEOUS PROVISIONS...............................     16

     ATTACHMENT A     Notice of Participation.........................     17
     ATTACHMENT B     Designation of Beneficiary......................     18
     ATTACHMENT C     Deferral Form...................................     19




                                    - (i) -

                                   ARTICLE I

                                   OBJECTIVES

         Section 1.01 This plan is designed and adopted to achieve the following objectives:

         (a) Increase the profitability and growth of Liberty in a manner which is consistent with other goals of Liberty, its stockholders and its employees.

         (b) Provide executive compensation which is competitive with other banks, and to provide the potential for payment of meaningful cash awards.

         (c) Attract and retain personnel of outstanding ability and to encourage excellence in the performance of individual responsibilities.

         (d) Motivate and reward those members of management who contribute to the success of Liberty.

         (e) Distinguish among the performance contributions of some individuals by providing financial recognition for individual performance, as well as group performance.

         (f) Allow the flexibility which permits revision and strengthening from time to time to reflect changing organizational goals and objectives.

                                   ARTICLE II

                                  DEFINITIONS


         Section 2.01 As used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

         (a) "Annual Incentive Plan" or "Annual Plan" shall mean the Annual Management Incentive Compensation Plan set forth in this document and all amendments thereto.

         (b) "Award Cycle" or "Award Period" means three (3) consecutive fiscal years for purposes of the Longer-Term Incentive Plan and one (1) fiscal year for purposes of the Annual Incentive Plan.

         (c) "Board" means the Board of Directors of Liberty National Bancorp, Inc.

         (d) "Disability" means the total and permanent disability of a participant as defined by any Long-Term Disability Plans in effect for Liberty and as thereafter may be amended.

         (e) "Earnings Per Share" shall mean, effective for all fiscal years considered for Award Cycles ending on or after December 31, 1991, fully diluted Earnings Per Share based on Income Before Securities Transactions.

         (f) "Effective Date" means the date upon which the Plan shall become effective.

         (g) "Examining Committee" means the Examining Committee of Liberty National Bancorp, Inc.

         (h) "Executive Committee" means the Executive Committee of Liberty National Bancorp, Inc.

         (i) "Fiscal Year" means the accounting period adopted by Liberty for Federal Income Tax purposes.

         (j) "Income Before Securities Transactions" (IBST) shall mean net after tax income before securities transactions and related income tax effect.

         (K) "Liberty" shall mean Liberty National Bancorp, Inc., Louisville, Kentucky.

         (l) "Longer-Term Incentive Plan" or "Longer-Term Plan" shall mean the Longer-Term Management Incentive Compensation Plan set forth in this document and all amendments thereto.

         (m)     "Plan" shall mean Liberty's Management Incentive Compensation
                 Plan.

         (n) "Return on Average Assets" (ROAA) shall be average assets for the Award Cycle divided by Net Income for the Award Cycle.

         (o) "Salary" or "Salaries" shall mean the base salary in effect for each participant on the first day of the Award Cycle.

                                  ARTICLE III

                           ADMINISTRATION OF THE PLAN

         Section 3.01 The Executive Committee shall administer the Plan. The Executive Committee may appoint a secretary who may, but need not be, a member of the Committee and may employ such other agents as may reasonably be required to administer the Plan.

         Section 3.02 The Executive Committee shall adopt such rules and regulations of general application as are beneficial for the administration of the Plan.

         Section 3.03 The Examining Committee shall make all discretionary decisions involving a participant of the Plan who is also a member of the Executive Committee.

         Section 3.04 A majority of either of the above named committees shall constitute a quorum of that committee. The acts of a majority of the members present at any meeting at which there is a quorum shall be valid acts of the committee. Acts reduced to and approved in writing by a majority of a committee shall also be valid acts.

         Section 3.05 The Executive Committee shall have the right to interpret the Plan, to determine the Effective Date, and to approve all employees who are to participate in the Plan.

         Section 3.06 The Executive Committee shall send a written notice of such Plan to each selected participant. No person shall have the right to be included in the Plan until receiving said notice.

         Section 3.07 All costs and expenses involved in the administration of this Plan shall be borne by Liberty.

         Section 3.08 The Executive Committee shall cause to be maintained an account for each participant who elects to defer payment of all or part of his or her incentive compensation. Such account shall be credited with deferred incentive compensation and a monthly interest credit and shall be debited for any payment to the participant or the participant's beneficiary. The monthly interest credit shall be equal to the monthly interest paid on a Money Market Investment Account.

         Section 3.09 The term "account" shall not mean, under any circumstances, that a participant, his beneficiary or his estate shall have title to any specific assets of Liberty.

         Section 3.10 All incentive compensation payable under the Plan shall be paid from the general assets of Liberty. To the extent that any person acquires a right to receive payments under the Plan, such right shall be no greater than the right of any unsecured creditor of Liberty.

         Section 3.11 Any determination or action of the Executive Committee, Examining Committee or the Board shall be final, conclusive and binding on all participants and their beneficiaries, heirs, personal representatives, executors and administrators.

         Section 3.12 The Board of Directors, in its sole discretion, may amend, modify or terminate the Plan at any time, provided that the Board shall also annually review the performance standards determined by the Executive Committee and may further amend such schedules if it desires.

                                   ARTICLE IV

                            PARTICIPANT ELIGIBILITY


         Section 4.01     The following groups shall participate in the Plan:

         (a) Group I shall consist of the members of the Executive Committee and certain other members selected by the Examining Committee from time to time.

         (b) Group II shall consist of members of the Administrative Committee of Liberty National Bank and Trust Company of Louisville and certain senior executives of affiliate banks who are selected for participation by the Executive Committee.

         (c) Group III shall consist of other members of management who are selected for participation by the Executive Committee.

         Section 4.02 Voluntary or involuntary termination of full-time employment of a participant prior to the end of an Award Period will result in such participant forfeiting any incentive compensation for the Period during which termination occurs and for all subsequent Periods (except as provided in Section 4.03 herein).

         Section 4.03 If a participant dies, retires, becomes disabled, or is granted a leave of absence during an Award Period, the Executive Committee may, at its discretion or under such rules as it may have prescribed, award partial incentive compensation based on the level of achievement in relation to goals established for the entire Award Period.

         Section 4.04 Directors who are also employees of Liberty shall be eligible to participate in the Plan. However, a director who is compensated on the basis of a fee or retainer, as distinguished from a salary, shall not be eligible.

         Section 4.05 New employees of Liberty and persons promoted during the Award Period who were not eligible to participate in the Plan at the beginning of the Award Period, but have become a member of Group I, Group II or Group III shall participate in the Plan on a pro-rata basis so long as such eligibility came into existence no later than six (6) months after the beginning of said Award Period. If a person becomes eligible at a date later than six (6) months into an Award Period, such person shall not be a participant under this Plan until the first day of the next succeeding Award Period.

                                   ARTICLE V

                            PAYMENT TO PARTICIPANTS


         Section 5.01 Incentive compensation awarded under the Plan shall be paid to the participants no later than three months after the close of the last year of the Award Period.

         Section 5.02 A participant may elect to defer payment of all or part (but not less than $1,000) of his or her incentive compensation until after termination of employment with Liberty or another date so long as the participant requests such deferred payment in writing prior to the beginning of each Award Period during which the compensation is to be earned.

         Section 5.03 Payment of deferred incentive compensation shall be in ten (10) equal annual installments. The first payment shall be made within twelve (12) months following the fiscal year of termination of employment or on such other date as the participant may have elected.

         Section 5.04 A participant may request, subject to approval by the Executive Committee, that his or her deferred payments be made in a lump sum or in annual installments over a period of less than ten (10) years. Such request must be made in writing prior to the Award Period in which the award is earned. Lump sum payments shall be paid within twelve (12) months following the close of the Award Period during which the participant terminates.

         Section 5.05 If a lump sum payment is elected for deferred amounts, such payment shall be the account value comprised of deferred amounts plus monthly interest credits. If annual installments are elected as the payment method for deferred amounts, the amount of each installment shall be determined by dividing the account value at the time of the first installment by the number of installments to be paid. Quarterly interest credits earned on the unpaid balance shall be paid at the time of the last installment.

         Section 5.06 In the event of death prior to full payment of all deferred amounts, a participant's beneficiary shall be paid all amounts deferred and credited to his or her account. A participant may file with the Executive Committee a designation of beneficiary on a form provided by the Executive Committee. Such designation may be revoked or changed by the participant so long as such change is filed with the Committee. If no beneficiary has been designated or survives the participant, any earned but unpaid deferred amounts shall be paid to the participant's surviving spouse, or if there is no surviving spouse, then in equal proportions to the participant's surviving children. If the participant is not survived by a spouse or children, then the deferred amounts shall be paid to the estate of the participant.

                                   ARTICLE VI

                       DETERMINATION OF ANNUAL AWARD FUND



         Section 6.01 The annual Incentive Plan fund for each group shall be generated by a percent of the aggregate salaries for the individuals in each group. The target award fund shall be computed as shown in Table I below:


                                    TABLE I

                            TARGET ANNUAL AWARD FUND

                                                      TARGET AWARD
                               AGGREGATE             EXPRESSED AS A         TARGET ANNUAL
    GROUP                      SALARIES               % OF SALARIES          AWARD FUND
    -----                      ---------             --------------         -------------
Group I                      $                          X      16%        = $
                              -----------                                    -----------
Group II                     $                          X      12%        = $
                              -----------                                    -----------
Group III                    $                          X       8%        = $
                              -----------                                    -----------

         Section 6.02 The actual amount of the Annual Incentive Plan award fund shall be calculated according to a schedule comparing annual increase in Earnings Per Share (EPS) for the Award Period to a predetermined performance standard. When the annual increase in Earnings Per Share is above or below the target performance standard, the actual award fund is adjusted upward or downward from the target award.

         Section 6.03 There shall be a minimum acceptable annual increase in EPS beneath which no incentive awards are paid and a maximum increase above which there is no additional award paid to avoid excessive payout in the event of windfall profits. Said minimum and maximum shall be reviewed annually and amended when necessary in the sole discretion of the Executive Committee.

                                  ARTICLE VII

                   ALLOCATION OF ANNUAL INCENTIVE AWARD FUND


         Section 7.01 The total annual Plan award fund shall be divided into a group award and an individual award as follows:


                              COMPOSITION OF AWARD


           Criteria                   Group I     Group II     Group III
           --------                   -------     --------     ---------
Corporate Financial Performance          100%         75%          50%
           (FUND A)

Individual Performance                     0%         25%          50%
           (FUND B)


         (a) Group I participants shall receive an award based solely on annual increase in EPS (FUND A).

         (b) Group II and Group III participants shall receive an award based on annual increase in EPS (FUND A) and an evaluation of the participant's individual performance (FUND B).

                 (1) The corporate measure of performance shall be based on annual increase in EPS (FUND A) and shall be a percent of Salary according to a predetermined schedule.

                 (2) The individual measure of performance shall be a discretionary award (FUND B) up to a certain percent of Salary according to a predetermined schedule. All or part of the discretionary fund shall be distributed according to evaluations of individual performance. The evaluations shall be conducted by the Executive Committee and shall be based upon meeting three to five financial and nonfinancial objectives determined and agreed to by the Executive Committee and the participant at the beginning of the Award Period.

         Section 7.02 The amount of the incentive award Fund to be paid and the allocation to participants shall be according to the schedule shown below in Table II.

                                    TABLE II

                      ANNUAL INCENTIVE COMPENSATION AWARD

                                    GROUP I

                 Corporate Target Award Fund (A = 100%) =  16%

                 Individual Target Award Fund (B = 0%)  =   0%
                                                           --
                 TOTAL TARGET AWARD                     =  16%


PERFORMANCE
  STANDARD


    INCREASE IN               AWARD FUND             INDIVIDUAL
     EPS OVER                  AS A % OF           AWARD AS A % OF
   PREVIOUS YEAR             TARGET AWARD            BASE SALARY
   -------------             ------------          ---------------
                                Fund B                 Fund A
                                ------                 ------
   14% or greater                150%                  24.0%

   13.00 - 13.99%                125%                  20.0%
   ---------------------------------------------------------------
   12.00 - 12.99%   TARGET       100%                  16.0%
   ---------------------------------------------------------------
   11.00 - 11.99%                 80%                  12.8%

   10.50 - 10.99%                 60%                   9.6%

   10.00 - 10.49%                 40%                   6.4%

    9.50 -  9.99%                 20%                   3.2%


                      ANNUAL INCENTIVE COMPENSATION AWARD

                                    GROUP II

                 Corporate Target Award Fund (A = 75%)   =   9%

                 Individual Target Award Fund (B = 25%)  =   3%
                                                            --
                 TOTAL TARGET AWARD FUND                 =  12%

PERFORMANCE                                          SCHEDULE OF AWARDS
  STANDARD                                    EXPRESSED AS A PERCENT OF SALARY

                                GROUP
                              AWARD FUND
    INCREASE IN                AS A % OF
      EPS OVER                  TARGET
    PREVIOUS YEAR             AWARD FUND       FUND A         FUND B*      TOTAL*
    -------------             ----------       ------         -------      ------
  14% or greater                  150%         13.50%         4.50%        18.00%

  13.00 - 13.99%                  125%         11.25%         3.75%        15.00%
  -------------------------------------------------------------------------------
  12.00 - 12.99% TARGET           100%          9.00%         3.00%        12.00%
  -------------------------------------------------------------------------------
  11.00 - 11.99%                   80%          7.20%         2.40%         9.60%

  10.50 - 10.99%                   60%          5.40%         1.80%         7.20%

  10.00 - 10.49%                   40%          3.60%         1.20%         4.80%

   9.50 -  9.99%                   20%          1.80%          .60%         2.40%


*Individual awards (Fund B) can range from 0% to an amount equal to 150% of the target award. This allows for recognition of individual contributions. For example, increase of EPS of 12.00% generates a Fund B award pool equal to 3.00% of participant's salaries. An individual can receive from 0% - 4.50%, but the group total is limited to 3.00% of covered salaries. Therefore, if one person receives a Fund B award in excess of 3.00%, another person must receive less than 3.00%.

                      ANNUAL INCENTIVE COMPENSATION AWARD

                                   GROUP III

                 Corporate Target Award Fund (A = 50%)  =   4%

                 Individual Target Award Fund (B = 50%) =   4%
                                                            -
                 TOTAL TARGET AWARD FUND                =   8%



PERFORMANCE                                   SCHEDULE OF AWARDS
  STANDARD                             EXPRESSED AS A PERCENT OF SALARY

                                GROUP
                              AWARD FUND
     INCREASE IN              AS A % OF
      EPS OVER                  TARGET
    PREVIOUS YEAR             AWARD FUND      FUND A      FUND B*     TOTAL*
    -------------             ----------      ------      -------     ------
  14% or greater                 150%          6.00%      6.00%       12.00%

  13.00 - 13.99%                 125%          5.00%      5.00%       10.00%
  --------------------------------------------------------------------------
  12.00 - 12.99% TARGET          100%          4.00%      4.00%        8.00%
  --------------------------------------------------------------------------
  11.00 - 11.99%                  80%          3.20%      3.20%        6.40%

  10.50 - 10.99%                  60%          2.40%      2.40%        4.80%

  10.00 - 10.49%                  40%          1.60%      1.60%        3.20%

   9.50 -  9.99%                  20%           .80%       .80%        1.60%



*Individual awards (Fund B) can range from 0% to an amount equal to 150% of the target award. This allows for recognition of individual contributions. For example, increase of EPS of 12.00% generates a Fund B award pool equal to 4.00% of participant's salaries. An individual can receive from 0% - 6.0%, but the group total is limited to 4.00% of covered salaries. Therefore, if one person receives a Fund B award in excess of 4.00%, another person must receive less than 4.00%.

                                  ARTICLE VIII

                    DETERMINATION OF LONGER-TERM AWARD FUND


         Section 8.01 The Longer-Term Incentive Plan shall grant contingent awards payable according to a predetermined formula.

         Section 8.02 The length of each Award Cycle is three (3) years and overlapping cycles may be in effect during a perfor- mance period as depicted in Table III below.


                                   TABLE III


                      OVERLAPPING THREE-YEAR AWARD CYCLES


    1989           1990           1991            1992            1993
     I_______________________________I

                      I_____________________________I

                                     I____________________________I


         (a) An Award Cycle shall begin on the first day of the first fiscal year in the three-year cycle and shall end with the last day of the third fiscal year in the Award Cycle.

         (b)     Awards based on each three-year cycle are payable as follows:


                      Payments for
                       Award Cycle                 Timing of Payments
                      ------------                 ------------------
                      1989 - 1991                        1992
                      1990 - 1992                        1993
                      1991 - 1993                        1994


         Section 8.03 At the beginning of each Award Cycle, the Executive Committee shall determine target performance standards. Actual performance will be measured against targets to determine the Longer-Term Plan award fund.

         Section 8.04 Longer-Term Incentive Awards will reflect measures of performance as follows:

         (a) 25% of the award will be based on the annual average increase in Earnings Per Share (EPS) for the Award Cycle.

         (b) 37.5% of the award will be based on the annual average Return on Equity (ROE) for the Award Cycle.

         (c)     37.5% of the award will be based on Return on Average Assets
                 (ROAA) for the Award Cycle.

         Section 8.05 The amount of the Longer-Term Plan award fund to be paid and the allocation to participants shall be according to the schedule shown in Table IV. The Executive Committee shall annually review and amend this schedule if necessary in its sole discretion.



                                    TABLE IV

                        LONGER-TERM PLAN AWARD SCHEDULES

             Award Based on Average Increase in Earnings Per Share


3 Year Average
 Increase In             Percent of Total           Award Expressed as a
 Earnings Per               Longer-Term               Percent of Salary
    Share                  Target Award       Group I     Group II    Group III
--------------           ----------------     -------     --------    ---------
 14% or greater               37.50%             6.0%        4.50%      3.00%

 13.00-13.99%                 31.25              5.0         3.75       2.50
-------------------------------------------------------------------------------
 12.00-12.99% TARGET          25.00              4.0         3.00       2.00
-------------------------------------------------------------------------------
 11.50-11.99%                 20.00              3.2         2.40       1.60

 11.00-11.49%                 15.00              2.4         1.80       1.20

 10.50-10.99%                 10.00              1.6         1.20        .80

 10.00-10.49%                  5.00               .8          .60        .40


                       Based on Average Return on Equity



3 Year Average             Percent of Total          Award Expressed as a
  Return on                   Longer-Term              Percent of Salary
    Equity                   Target Award     Group I     Group II    Group III
--------------             ----------------   -------     --------    ---------

16.66% or greater               56.25%            9.0%      6.75%       4.50%

15.66 - 16.65%                  46.87             7.5       5.62        3.75
-------------------------------------------------------------------------------
14.66 - 15.65% TARGET           37.50             6.0       4.50        3.00
-------------------------------------------------------------------------------
14.16 - 14.65%                  30.00             4.8       3.60        2.40

13.66 - 14.15%                  22.50             3.6       2.70        1.80

13.41 - 13.65%                  15.00             2.4       1.80        1.20

13.16 - 13.40%                   7.50             1.2        .90         .60


                    Award Based on Return on Average Assets



3 Year Average             Percent of Total          Award Expressed as a
  Return on                   Longer-Term              Percent of Salary
    Equity                   Target Award     Group I     Group II    Group III
--------------             ----------------   -------     --------    ---------

1.08 or greater                 56.25%            9.0%      6.75%       4.50%
-------------------------------------------------------------------------------
1.04 - 1.07                     46.87             7.5       5.62        3.75
-------------------------------------------------------------------------------
1.00 - 1.03   TARGET            37.50             6.0       4.50        3.00

 .97 -  .99                     30.00             4.8       3.60        2.40

 .94 -  .96                     22.50             3.6       2.70        1.80

 .92 -  .93                     15.00             2.4       1.80        1.20

 .90 -  .91                      7.50             1.2        .90         .60


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS


         Section 9.01 If the financial performance of the Company for any plan year taken into account for determination of an award is found to be incorrect by the Company's independent certified public accountants and was more than the correct amount, there shall be no recourse by the Company against any person or estate. However, the Company shall have the right to correct such error by reducing by the excess amount any subsequent payments yet to be made under the Plan.

         Section 9.02 Incentive awards shall be treated as an expense in the Fiscal Year in which awards are earned by participants as opposed to subsequent Fiscal Year(s) during which the awards are paid.

         Section 9.03 The Company shall not merge into or consolidate with another entity or sell all or substantially all of its assets to another entity unless such other entity shall become obligated to perform the terms and conditions hereof relating to any awards already earned but not yet paid to the participant or on his behalf.

                                                                   ATTACHMENT A


                            NOTICE OF PARTICIPATION



___________________________________ is eligible for participation in the 19__
Plan Year for Liberty National Bancorp, Inc. Amended and Restated Management Incentive Compensation Plan, such participant being subject to all of the terms and conditions of said Plan.



                                            Executive Committee of
                                            the Board of Directors



                                            BY:________________________________



Dated:________________________

                                                                   ATTACHMENT B


                           DESIGNATION OF BENEFICIARY

I, ____________________________ a participant in Liberty National Bancorp, Inc. Amended and Restated Management Incentive Compensation Plan, name ______ _______________________________ as my beneficiary under said Plan in the event of my death prior to receiving all benefits payable to me under said Plan.



                                            ___________________________________
                                                     Employee's Signature



Dated:________________________

                                                                   ATTACHMENT C


                         LIBERTY NATIONAL BANCORP, INC.

                       INCENTIVE AWARD DEFERRAL ELECTION


         WHEREAS, Liberty National Bancorp, Inc. (hereinafter known as "Liberty") has established a formal Management Incentive Compensation Plan (hereinafter known as the "Plan") for certain eligible employees; and

         WHEREAS, the Plan permits those employees to elect to defer receipt of payments thereunder for a period of time; and

         WHEREAS, as an eligible employee under said Plan, I now desire to elect to defer an incentive award in accordance with the terms of the Plan;

         NOW, THEREFORE, I, ______________________________, do elect to defer receipt of any incentive award payment to which I may become entitled under said Plan with respect to services I shall perform for Liberty during the Fiscal Year beginning January 1, 19__, subject to the following understandings and restrictions:

         1. The incentive award covered by this election shall be paid in _______ (1-10) equal annual payments. If only one equal annual payment is elected, it shall be deemed a lump-sum payment.

         2. A lump-sum payment under this election, or the first equal annual payment of deferred amounts, whichever applies, shall be deferred until

         (check one)

         a.   ____   no later than twelve (12) months after the end of the Award
                     Period during which I terminate my employment with Liberty, for whatever reason such termination shall occur.

         b.   ____   no later than twelve (12) months after the end of the Award
                     Period during which I become sixty-five (65) years of age.

         c.   ____   some other date, namely _________________________.

         3. If an employee has elected payment under paragraph 2(b) or 2(c) and said employee dies before reaching the date designated for the payment of deferred amounts, he or she shall be deemed to have elected payment under paragraph 2(a).

         4. This election shall remain in effect until rescinded in writing by me. Any such rescission of this deferral for the Fiscal Year stated above must be made prior to the time payment would have been made had I not elected deferral of the incentive award.

         5. All other terms of this Deferral Election shall be governed by the Liberty National Bancorp, Inc. Management Incentive Compensation Plan, and any amendments thereto, which is in effect at the time of this election. All of the terms and conditions of said Plan are incorporated by reference hereto.

         IN WITNESS WHEREOF, I affix my signature to this election this ____ day of ________________________, 19__.


                                            ___________________________________
                                                        Employee Name


                                            Executive Committee


                                            by_________________________________















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